WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2023

Effective January 22, 2024, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Emerging Markets Leaders Fund.

Portfolio Managers. Todd M. McClone and Hugo Scott-Gall, Partners of the Adviser, and Paul Birchenough and Ian Smith, Associates of the Adviser, co-manage the Fund. Mr. McClone has co-managed the Fund since its inception in 2008. Mr. Scott-Gall has co-managed the Fund since 2022. Mr. Birchenough and Mr. Smith have co-managed the Fund since 2024.

Mr. McClone will remain a co-portfolio manager of the Fund until December 31, 2024.

Dated: January 22, 2024

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.